US SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

	  Date of report (Date of earliest event reported)  September 16, 1996



         	                   GEORGIA BANCSHARES, INC.
     	(Exact Name of Small Business Issuer as Specified in Its Charter)

                      33-90742        	             58-2176047
             (Commission File Number) 	(IRS Employer Identification No.)

                            3333 Lawrenceville Highway
                              Tucker, Georgia  30084
                    (Address of Principal Executive Offices)

                                 (770) 491-3333
              	(Registrant's Telephone Number, Including Area Code)

                            	GEORGIA BANCSHARES, INC.


Item 1. Change in Control or Registrant

        None

Item 2. Acquisition or Disposition of Assets

        None

Item 3. Bankruptcy or Receivership

        None

Item 4. Change in Registrant's Certifying Accountant

         None

Item 5. Other Events

        Registrant's wholly owned Georgia bank subsidiary, DeKalb
        State Bank, has changed its name effective September 16,1996 to "Community Bank of Georgia". The name was changed to facilitate expansion outside of DeKalb County. In addition, the Bank anticipates opening a branch office in Lilburn, Georgia on October 1, 1996. The Bank has invested approximately $850,000 to purchase, renovate and equip a single-story building with approximately 2,800 square feet of usable floor space for the new branch office.

Item 6. Resignations of  Registrant's Directors

        None

Item 7: Financial Statements and Exhibits

        None

Item 8. Change in Fiscal Year

        None

                             GEORGIA BANCSHARES, INC.

                                   	SIGNATURES



   	In accordance with the requirements of the Securities Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  		GEORGIA BANCSHARES, INC.

                                   	By:  /s/ David L. Edgar
                                      			David L. Edgar, Principal Financial
                                          Officer and Principal Accounting
                                          Officer



                                    Date: September 23, 1996